UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report: December 8, 2005

NCI BUILDING SYSTEMS, INC.

(Exact name of registrant as specified in its charter)

Delaware	1-14315	76-0127701
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

10943 North Sam Houston Parkway West
Houston, Texas	77064
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (281) 897-7788

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the obligation of the registrant under any of the following provisions:

☐ Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Adoption of a Material Agreement

At a meeting held on December 8, 2005, the Board of Directors (the “Board”) and the Compensation Committee (the “Committee”) of the Board of NCI Building Systems, Inc. took the following actions:

Amendment of Bonus Program.

The Committee approved an amendment to NCI’s Bonus Program (the “Program”). The Program was amended to reduce the threshold level of return on assets used in the bonus calculation from 15% to 14%, and to provide that, solely for the purposes of the calculation of growth in earnings per share for fiscal 2006, Adjusted EPS (as defined in the Program) for fiscal 2005 shall be calculated to reflect the pro forma impact of the Company’s stock option grants using the fair value method under SFAS 123(R), as set forth in the Company’s audited financial statements for fiscal 2005.

Executive Compensation.

The Committee approved increases in base salary for the Company’s executive officers to the following amounts for fiscal 2006:

A.R. Ginn	$650,000
Norman C. Chambers	$450,000
Kelly Ginn	$280,000
Ken Maddox	$265,000
Mike Young	$265,000
Frances R. Powell	$255,000

Director Compensation.

The Committee and the full Board approved increases in cash compensation for non-employee directors to the following amounts for fiscal 2006:

Annual Retainer Fee	$30,000
Board Meeting Fee	$3,000
Committee Meeting Fee (in the absence of board meeting on the same day)	$1,500
Chairman of Audit Committee	$10,000
Chairman of Nominating and Corporate Governance Committee	$5,000
Chairman of Compensation Committee	$5,000

Deferred Compensation Plan.

The Committee and the full Board approved the adoption of the NCI Building Systems, Inc. Deferred Compensation Plan (the “Plan”). The Plan allows officers and key employees of the Company to defer up to 25% of their annual salary and up to 90% of their bonus until a specified date in the future, including at or after retirement. The Plan also allows directors of the Company to defer up to 100% of their annual fees and meeting attendance fees until a specified date in the future, including at or after retirement. Amounts deferred earn interest at a rate equal to the three-month LIBOR rate plus 3%. The deferred compensation plan will be effective for compensation awarded for fiscal 2006.

Item 9.01. Financial Statements and Exhibits.

(c) Exhibits.

Exhibit Number	Description

10.1	NCI Building Systems, Inc. Bonus Program (as Amended and Restated as of December 8, 2005).

10.2	NCI Building Systems, Inc. Deferred Compensation Plan (Effective December 8, 2005).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

NCI BUILDING SYSTEMS, INC.

By:	/s/ Frances R. Powell
Name:	Frances R. Powell
Title:	Executive Vice President, Chief Financial Officer and Treasurer

Dated: December 13, 2005

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